Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Oakhurst Strategic Defined Risk Fund

Institutional Class	OASDX
Advisor Class	(not available for purchase)

A Series of Series Portfolios Trust

July 28, 2021

Supplement to the Statement of Additional Information (“SAI”) dated August 28, 2020

On June 24, 2021, the Board of Trustees (the “Board”) of Series Portfolio Trust (the “Trust”) accepted the resignation of Ms. Jeanine M. Bajczyk from her role as Trustee of the Trust and Chair of the Board effective as of June 24, 2021. All references to Ms. Bajczyk are hereby removed from the Fund’s SAI.

At a meeting of the Trust’s Governance and Nominating Committee held on June 24, 2021, the Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), recommended Ms. Elaine E. Richards for appointment as Trustee of the Trust and Chair of the Board to fill the vacancy caused by Ms. Bajczyk’s resignation. The Board, including all of the Independent Trustees, reviewed the recommendation of the Governance and Nominating Committee, and, at a meeting of the Board on June 24, 2021, unanimously approved the appointment of Ms. Richards as Trustee of the Trust and Chair of the Board.

Accordingly, the following information is added in the relevant sections of the Fund’s SAI.

Effective immediately, the following information is added to the “Trustees and Executive Officers” table on page 18:

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Interested Trustee
Elaine E. Richards(3) (born 1968)	Chair, Trustee	Indefinite Term; Since July 2021.	Senior Vice President, U.S. Bank Global Fund Services (since 2007).	1	None
(2)    As of the date of this SAI, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.
(3)    Ms. Richards, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

The following biographical information is added to the section entitled “Information about Each Trustee’s Qualification, Experience, Attributes or Skills” on page 21:

Elaine Richards. Ms. Richards has served as a Trustee since 2021 and has over 25 years of experience, knowledge, and understanding of the mutual fund industry. Ms. Richards currently serves as a Senior Vice President of U.S. Bank Global Fund Services and has extensive experience in the 1940 Act, securities law in general and SEC compliance and regulatory matters. In addition, Ms. Richards has extensive experience in the oversight of regulatory examinations and providing support and assistance to mutual fund clients implementing new regulatory requirements. Prior to joining U.S. Bank Global Fund Services, Ms. Richards was Vice President and senior counsel at Wells Fargo Funds Management.

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Please retain this supplement for your reference.